                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2002-A
      Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

                             DISTRIBUTION DATE:       AUGUST 27, 2003
                                               ---------------------------------

(i)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:              $8,796,399.54
                                                                                                        -------------------------
            ( $0.00010753545           per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------

(ii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:              $0.00
                                                                                                        -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(iii)   Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                $0.00
                                                                                                        -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
              -------------------------

(iv)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:             $15,342,651.40
                                                                                                        -------------------------
            ( $0.00011449740           per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------

(v)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:             $0.00
                                                                                                        -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(vi)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:               $154,254.09
                                                                                                        -------------------------
            ( $0.00000188575           per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------

(vii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:               $687,470.00
                                                                                                        -------------------------
            ( $0.00000375667           per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------

(viii)  Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                 $41,492.00
                                                                                                        -------------------------
            ( $0.00000506000           per $1,000 original principal amount of Class I-B Notes)
              -------------------------

(ix)    Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:              $375,450.47
                                                                                                        -------------------------
            ( $0.00000280187           per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------

(x)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:              $2,378,506.67
                                                                                                        -------------------------
            ( $0.00000429333           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(xi)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
          (1) Distributed to Class I-A-1 Noteholders:                        $0.00
                                                                   -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------
          (2) Distributed to Class I-A-2 Noteholders:                        $0.00
                                                                   -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------
          (3) Distributed to Class I-B Noteholders:                          $0.00
                                                                   -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
              -------------------------
          (4) Distributed to Class II-A-1 Noteholders:                       $0.00
                                                                   -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------
          (5) Distributed to Class II-A-2 Noteholders:                       $0.00
                                                                   -------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------
          (6) Balance on Class I-A-1 Notes:      $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------------








                                Page 5 of 8 pages
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
          (7) Balance on Class I-A-2 Notes:      $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------------
          (8) Balance on Class I-B Notes:        $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class I-B Notes)
              -------------------------
          (9) Balance on Class II-A-1 Notes:     $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------------
          (10)Balance on Class II-A-2 Notes:     $0.00
                                                 -------------------------------------------
            ( $0.00000000000           per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------------

(xii)   (X)   Payments made under the Group I Cap Agreement on such date:
            ( $0.00                    with respect to the Class I-A-1 Notes,
              -------------------------
              $0.00                    with respect to Class I-A-2 Notes, and
              -------------------------
              $0.00                    with respect to Class I-B Notes), and
              -------------------------
        (Y)   payments made under the Group II Cap Agreement on such date:
            ( $0.00                    with respect to Class II-A-1 Notes and
              -------------------------
              $0.00                    with respect to the Class II-A-2 Notes); and
              -------------------------
              the total outstanding amount owed to the Cap Provider:
              $0.00                    with respect to the Group I Cap Agreement and
              -------------------------
              $0.00                    with respect to the Group II Cap Agreement.
              -------------------------

(xiii)  (X)   GROUP I POOL BALANCE at the end of the related Collection Period:                       $225,878,099.28           and
                                                                                                      --------------------------
        (Y)   GROUP II POOL BALANCE at the end of the related Collection Period:                      $632,890,140.01
                                                                                                      --------------------------

(xiv)   After giving effect to distributions on this Distribution Date:
        (a)     (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                       $36,248,596.37
                                                                                            --------------------------
                (2)Pool Factor for the Class I-A-1 Notes:                         0.443136900
                                                                                  --------------------------
        (b)     (1)outstanding principal amount of CLASS I-A-2 Notes:                       $183,000,000.00
                                                                                            --------------------------
                (2)Pool Factor for the Class I-A-2 Notes:                         1.000000000
                                                                                  --------------------------
        (c)     (1)outstanding principal amount of CLASS I-B Notes:                         $8,200,000.00
                                                                                            --------------------------
                (2)Pool Factor for the Class I-B Notes:                           1.000000000
                                                                                  --------------------------
        (d)     (1)outstanding principal amount of CLASS II-A-1 Notes:                      $88,852,667.76
                                                                                            --------------------------
                (2)Pool Factor for the Class II-A-1 Notes:                        0.663079600
                                                                                  --------------------------
        (e)     (1)outstanding principal amount of CLASS II-A-2 Notes:                      $554,000,000.00
                                                                                            --------------------------
                (2)Pool Factor for the Class II-A-2 Notes:                        1.000000000
                                                                                  --------------------------

(xv)    NOTE INTEREST RATE for the Notes:
        (a)   In general:
                (1)Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was                     1.28000%
                                                                                                                      --------------
                (2)the Student Loan Rate was for Group I:                         5.64269%         and Group II:   3.52240%
                                                                                  ---------------                  ---------------
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                                Page 6 of 8 pages

        (b)   Note Interest Rate for the CLASS I-A-1 Notes:              1.34000%        based on       Index-based Rate
                                                                         ---------------                -------------------------
        (c)   Note Interest Rate for the CLASS I-A-2 Notes:              1.47000%        based on       Index-based Rate
                                                                         ---------------                -------------------------
        (d)   Note Interest Rate for the CLASS I-B Notes:                1.98000%        based on       Index-based Rate
                                                                         ---------------                -------------------------
        (e)   Note Interest Rate for the CLASS II-A-1 Notes:             1.41000%        based on       Index-based Rate
                                                                         ---------------                -------------------------
        (f)   Note Interest Rate for the CLASS II-A-2 Notes:             1.68000%        based on       Index-based Rate
                                                                         ---------------                -------------------------

(xvi)   Amount of MASTER SERVICING FEE for related Collection Period:
              $285,632.43              with respect to the GROUP I Student Loans and
              -------------------------
              $796,883.50              with respect to the GROUP II Student Loans
              -------------------------
            ( $0.00000349184           per $1,000 original principal amount of Class I-A-1 Notes,
              -------------------------
              $0.00000156083           per $1,000 original principal balance of Class I-A-2 Notes
              -------------------------
              $0.00003483322           per $1,000 original principal balance of Class I-B Notes,
              -------------------------
              $0.00000594689           per $1,000 original principal balance of Class II-A-1 Notes and
              -------------------------
              $0.00000143842           per $1,000 original principal balance of Class II-A-2 Notes);
              -------------------------

(xvii)  Amount of ADMINISTRATION FEE for related Collection Period:
              $789.08                  with respect to the GROUP I Notes and
              -------------------------
              $2,210.92                with respect to the GROUP II Notes
              -------------------------
            ( $0.00000000965           per $1,000 original principal amount of Class I-A-1 Notes,
              -------------------------
              $0.00000000431           per $1,000 original principal balance of Class I-A-2 Notes
              -------------------------
              $0.00000009623           per $1,000 original principal balance of Class I-B Notes,
              -------------------------
              $0.00000001650           per $1,000 original principal balance of Class II-A-1 Notes and
              -------------------------
              $0.00000000399           per $1,000 original principal balance of Class II-A-2 Notes);
              -------------------------

(xviii) (a)   Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
              $0.00                    with respect to the GROUP I Student Loans
              -------------------------
              $1,991,184.72            with respect to the GROUP II Student Loans
              -------------------------
        (b)   Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans
                                                                        # of
                                                                        Loans                    $ Amount
              30-60 Days Delinquent                                      122                      $2,558,923
              61-90 Days Delinquent                                       36                        $931,005
              91-120 Days Delinquent                                      25                        $497,606
              More than 120 Days Delinquent                              179                      $2,389,606
              Claims Filed Awaiting Payment                               18                        $161,287

                   and with respect to the GROUP II Student Loans.
                                                                       # of
                                                                       Loans                     $ Amount
              30-60 Days Delinquent                                    1,535                     $15,746,127
              61-90 Days Delinquent                                      617                      $6,647,623
              91-120 Days Delinquent                                     455                      $4,908,149
              More than 120 Days Delinquent                              658                      $7,410,538
              Claims Filed Awaiting Payment                              180                      $2,142,811







                                Page 7 of 8 pages


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
(xix)   Amount in the GROUP I PRE-FUNDING Account:                           $7,704.77
                                                                             -------------------------
        Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                        $0.00
                                                                             -------------------------
        Amount remainging in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group I Other Student Loan Pre-Funding Sub-Account:           $0.00
                                                                             -------------------------

(xx)    Amount in the GROUP II PRE-FUNDING Account:                          $9,962,527.75
                                                                             -------------------------
        Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
        payment of principal in respect of the Notes:                        $0.00
                                                                             -------------------------
        Amount remainging in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred
        to the Group II Other Student Loan Pre-Funding Sub-Account:          $0.00
                                                                             -------------------------

(xxi)   Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date            $201,846.56
                                                                                                          -------------------

(xxii)  Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
        Policy:    $0.00
                   --------------------

(xxiii) Amount paid to the Securities Insurer in reimbursement of all Insured
        Payments made pursuant to the Group II Notes Guaranty Insurance
        Policy
                     $0.00
                   --------------------

(xxiv)  (A) with respect to the GROUP I INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:         $9,404.48      ;
                                                                                                          ---------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:       $0.00          ;
                                                                                                          --------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:      $0.00          ;
                                                                                           ---------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:      $0.00          ;
                                                                                           ---------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00               ; and
              --------------------
        (B) with respect to the GROUP II INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:         $98,145.02     ;
                                                                                                          --------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:       $0.00          ;
                                                                                                          ---------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:       $0.00          ;
                                                                                            ---------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:       $0.00          ;
                                                                                            --------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00
              --------------------

(xxv)   the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:          $0.00          ;
                                                                                                 ---------------
        the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:          $0.00          ;
                                                                                                 ---------------
        Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:           $0.00          ;
                                                                                            ---------------
        Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date         $0.00          ; and
                                                                                            ---------------
        Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:        $0.00          .
                                                                                            ---------------














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